                                                                     EXHIBIT 1.1

                                5,296,713 Shares

                            YOUNG BROADCASTING INC.

                            (a Delaware corporation)

                              Class A Common Stock

                          (Par Value $.001 Per Share)

                               PURCHASE AGREEMENT
                               ------------------


                                                                   July   , 1996


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
       Incorporated
ALEX. BROWN & SONS INCORPORATED
BT SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN & CO.
J.P. Morgan Securities Inc.
  as U.S. Representatives of the several U.S. Underwriters
c/o Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

     Young Broadcasting Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company named in Schedule C hereto (the "Selling
                                            ----------
Stockholders"), severally confirm their respective agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Alex. Brown & Sons Incorporated ("Alex. Brown"), BT Securities Corporation ("BT"), Goldman, Sachs & Co. ("Goldman"), J.P. Morgan Securities Inc. ("J.P. Morgan") and each of the other Underwriters
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                                      -2-


named in Schedule A hereto (collectively, the "U.S. Underwriters," which term
         ----------
shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom Merrill Lynch, Alex. Brown, BT, Goldman and J.P. Morgan are acting as representatives (in such capacity, Merrill Lynch, Alex. Brown, BT, Goldman and J.P. Morgan shall hereinafter be referred to as the "U.S. Representatives"), with respect to the sale by the Company and each of the Selling Stockholders, acting severally and not jointly, and the purchase by the U.S. Underwriters, acting severally and not jointly, of the respective aggregate numbers of shares of Class A Common Stock, par value $.001 per share, of the Company (the "Common Stock") set forth in said Schedule A (after giving effect
                                               ----------
to the conversion of convertible Class C Common Stock, par value $.001 per share, of the Company (the "Class C Common Stock") into Common Stock, concurrently with such sale and purchase, by certain Selling Stockholders owning such convertible Class C Common Stock), and with respect to the grant by the Selling Stockholders, acting severally and not jointly, to the U.S. Underwriters, acting severally and not jointly, of the options described in
Section 2(b) hereof to purchase all or any part of an aggregate of 794,507 additional shares of Common Stock to cover over-allotments, in each case except as may otherwise be provided in the U.S. Pricing Agreement, as hereinafter defined. The aforesaid aggregate of 5,296,713 shares of Common Stock (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters and all or any part of the aggregate of 794,507 shares of Common Stock subject to the options described in Section 2(b) hereof (the "U.S. Option Securities") are collectively hereinafter called the "U.S. Securities." The number of Initial U.S. Securities to be sold by the Company and the Selling Stockholders is 3,200,000 and 2,096,713, respectively.

     It is understood and agreed by all parties that the Company and each of the Selling Stockholders are concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement") providing for the sale by the Company and the Selling Stockholders of up to an aggregate of 1,324,178 shares of Common Stock (the "Initial International Securities") through arrangements with certain managing underwriters outside the United States and Canada (the "Managers"; and together with the U.S. Underwriters, the "Underwriters") for whom Merrill Lynch International, Alex. Brown, Bankers Trust International plc, Goldman Sachs International and J.P. Morgan Securities Ltd. are acting as lead managers (the "Lead Managers") and the grant by the Selling Stockholders to the Managers of an option to purchase all or any part of an
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                                      -3-

aggregate of 198,627 additional shares of Common Stock (the "International Option Securities") to cover over-allotments of the Initial International Securities. The Initial International Securities and the International Option Securities are hereinafter called the "International Securities." The U.S. Securities and the International Securities, collectively, are hereinafter called the "Securities." It is understood that the Company and the Selling Stockholders are not obligated to sell, and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the International Managers.

     The U.S. Underwriters and the Managers are concurrently entering into an Intersyndicate Agreement of even date herewith (the "Intersyndicate Agreement") providing for the coordination of certain transactions among the U.S. Underwriters and the Managers under the direction of Merrill Lynch.

     Prior to the purchase and public offering of the U.S. Securities by the several U.S. Underwriters, the Company, the Selling Stockholders and the U.S. Representatives, acting on behalf of the several U.S. Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "U.S.
                                               ---------
Pricing Agreement"). The U.S. Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, each of the Selling Stockholders and the U.S. Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering
                                               ---------
of the U.S. Securities will be governed by this U.S. Purchase Agreement (this "Agreement"), as supplemented by the U.S. Pricing Agreement. From and after the date of the execution and delivery of the U.S. Pricing Agreement, this Agreement shall be deemed to incorporate the U.S. Pricing Agreement.

     The initial public offering price and the purchase price with respect to the International Securities shall be set forth in a separate instrument (the "International Pricing Agreement"), the form of which is attached to the International Purchase Agreement. The price per security for the International Securities to be purchased by the Managers pursuant to the International Purchase Agreement shall be identical to the price per security for the U.S. Securities to be purchased by the U.S. Underwriters hereunder.
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                                      -4-

     Two forms of prospectus are to be used in connection with the offering and sale of the Securities, one relating to the International Securities (the "International Form of Prospectus") and the other relating to the U.S. Securities (the "U.S. Form of Prospectus"). The U.S. Form of Prospectus is identical to the International Form of Prospectus, except for the front cover page, the "Underwriting" section and the back cover page.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-06241) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), has filed such amendments thereto and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable), including any exhibits and schedules included therein and any documents incorporated by reference therein, and the U.S. Form of Prospectus and the International Form of Prospectus constituting parts thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) (the "Rule 430A Information") or Rule 434 (the "Rule 434 Information") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time amended or supplemented pursuant to the 1933 Act or otherwise, are hereinafter referred to as the "Registration Statement," the "U.S. Prospectus," and the "International Prospectus," respectively, and the U.S. Prospectus and the International Prospectus are hereinafter called, collectively, the "Prospectuses," and, each individually, a "Prospectus," except that if any revised U.S. Prospectus or revised International Prospectus shall be provided to the U.S. Underwriters or the Managers, respectively, by the Company for use in connection with the offering of the Securities which differs from the form of such prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the terms "U.S. Prospectus," "International Prospectus," "Prospectuses" and "Prospectus" shall refer to such revised prospectuses from and after the time they are first provided to the U.S. Underwriters and the Managers, respectively, for such use. If the Company elects to rely on Rule 434 of the 1933 Act Regulations, all references to the Prospectuses shall be deemed to include, without limitation, the form of Prospectuses and the term sheets taken together, provided to the Underwriters by the Company in reliance on Rule 434 of the 1933 Act Regulations (the "Rule 434 Prospectus"). If the Company files a registration statement to register a portion of the Securities and relies on Rule 462(b) of the 1933 Act Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the Registration Statement herein shall be deemed to refer to both the registration statement referred to above and the Rule 462 Registration Statement, as each such registration statement may be amended pursuant to the 1933 Act.

     The Company and the Underwriters agree that up to 331,044 shares of the Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business relationships with the Company by the end of the first business day after the date of this Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

     The Company and the Selling Stockholders understand that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the U.S. Representatives deem advisable after the Registration Statement becomes effective and the U.S. Pricing Agreement has been executed and delivered.

     The Company has entered into an Acquisition Agreement (the "Acquisition Agreement") with KCAL Broadcasting, Inc. (the "Seller"), KCAL-TV, Inc. ("TV Inc."), and Disney Enterprises, Inc. ("Enterprises", and together with the Seller, TV Inc. and Fidelity (as defined below), "Disney"), dated as of May 10, 1996, pursuant to which the Company has agreed to acquire (the "KCAL Acquisition") from the Seller all of the operations, assets, goodwill and business of the Seller used in the business and operation of television station KCAL, Channel 9, Los Angeles, California ("KCAL") and the capital stock of Fidelity Television, Inc. ("Fidelity"), which holds the licenses issued
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                                      -6-

by the Federal Communications Commission ("FCC") under which KCAL operates.

     SECTION 1.  Representations and Warranties.
                 ------------------------------

     (a) The Company represents and warrants to each U.S. Underwriter as of the date hereof and as of the date of the U.S. Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

          (i) At the time the Registration Statement becomes effective and at the Representation Date, the Registration Statement, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, to the Company's knowledge, the Prospectuses and any preliminary prospectuses comply or will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses and such preliminary prospectuses, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. The Prospectuses, at the Representation Date (unless the term "Prospectuses" refers to prospectuses which have been provided to the U.S. Underwriters or the Managers by the Company for use in connection with the offering of the Securities which differ from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective, in which case at the time they are first provided to the U.S. Underwriters or the Managers for such use) and at Closing Time referred to in Section 2 hereof, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,
                                                               --------
     however, that the representations and warranties in this subsection shall
     -------
     not apply to statements in or omissions from the Registration Statement or Prospectuses contained under the caption "Underwriting" in the Prospectuses made in reliance upon and in conformity with information relating to a U.S. Underwriter or Manager furnished to the Company in writing by such U.S. Underwriter or Manager through the
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                                      -7-

     U.S. Representatives, or the Lead Managers, respectively, expressly for use in the Registration Statement or Prospectuses.

          (ii) The documents incorporated by reference in the Registration Statement or the Prospectuses, when they became effective or were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Prospectuses, when such documents are filed by the Company with the Commission, will conform in all material respects to the requirements of the 1934 Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) There are no contracts or documents which are required to be described in or incorporated by reference in the Prospectuses or to be filed as exhibits to the Registration Statement which have not been so described or filed as required.

          (iv) Each of Ernst & Young LLP ("E&Y"), the accountants who certified the consolidated financial statements and supporting schedules of the Company and its subsidiaries included in the Registration Statement, Price Waterhouse LLP ("PW"), the accountants who certified the financial statements and supporting schedules of KCAL Broadcasting Group (a broadcasting group of The Walt Disney Company) ("KCAL Group") included in the Registration Statement, McGladrey & Pullen, LLP ("M&P"), the accountants who certified the financial statements and supporting schedules of KWQC-TV (a division of Broad Street Television, L.P.) ("KWQC") included in the Registration Statement and Grant Thornton LLP ("GT"), the accountants who certified the combined financial statements and supporting schedules of Midcontinent Television of South Dakota, Inc. ("Midcontinent") included in the

     Registration Statement, are independent public accountants as required by the 1933 Act and 1933 Act Regulations.

          (v) The financial statements included in the Registration Statement and the Prospectuses present fairly in all material respects the financial position of each of the Company and its consolidated subsidiaries and, to the best of the Company's knowledge, the KCAL Group, as and at the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedule to such financial statements included in the Registration Statement present fairly the information required to be stated therein.

          (vi) The pro forma financial statements (including the notes thereto) and the other pro forma financial information included in the Prospectuses
     (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the 1934 Act, (ii) have been prepared in accordance with the Commissions's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Prospectuses are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectuses, except as otherwise stated therein, (A) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Change"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (viii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and to enter into and perform its obligations under this Agreement and the U.S. Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement, including the issuance, sale and delivery of the Securities to be sold by the Company under the Agreements; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a "Material Adverse Effect").

          (ix)  Each corporate subsidiary of the Company listed in Schedule B-1
                                                                   ------------
     hereto (each, a "Corporate Subsidiary" and collectively, the "Corporate Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; each partnership subsidiary of the Company listed in Schedule B-2 hereto (each, a
                                         ------------
     "Partnership Subsidiary", collectively, the "Partnership Subsidiaries", and together with the Corporate Subsidiaries, the "Subsidiaries") has been duly formed, is validly existing and is in good standing as a limited partnership under the laws of the jurisdiction of its organization, has all requisite partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectuses and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect; except as described in the Registration Statement and Prospectuses, all of the issued and outstanding capital stock of each Corporate Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, lien, claim or other encumbrance; except as described in the Registration Statement and Prospectuses, all of the issued and outstanding partnership interests of each Partnership Subsidiary have been duly authorized and validly issued and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, lien, claim or other encumbrance.

          (x) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectuses under "Capitalization" under the column "Actual," and at the Closing Time will be as set forth under the column "As Adjusted," which gives effect to the issuance of shares of Common Stock pursuant to this Agreement and the International Purchase Agreement but does not give effect to the issuance of any U.S. Option Securities or International Option Securities; the shares of issued and outstanding Common Stock, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be issued and sold by the Company pursuant to this Agreement and the International Purchase Agreement have been duly authorized and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement against payment of the consideration set forth in the U.S. Pricing Agreement and the International Pricing Agreement, respectively, will be validly issued and fully paid and nonassessable; the Common Stock conforms to all statements relating thereto contained in the Prospectuses under the caption "Description of Capital Stock"; and the issuance of the Securities is not subject to preemptive or other similar rights.

          (xi) The Company has full right, power and authority to issue, sell and deliver the Securities to be sold by the Company hereunder; and upon delivery of the Securities to be sold by the Company hereunder and payment of the purchase price therefor as herein contemplated, each of the U.S. Underwriters and Managers will receive good and marketable title to its ratable share of the Securities purchased by it from the Company, free and clear of any security interest, lien, option, claim or other encumbrance.

          (xii) Neither the Company nor any of the Subsidiaries is (A) in violation of its certificate of incorporation or bylaws (or similar organizational document (including any partnership agreement or certificate of limited partnership)), (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject, or (C) in violation of any applicable law, rule or regulation (including, without limitation, the Communications Act of 1934, as amended (the "Communications Act") and the rules and regulations of the FCC thereunder), or any judgment, order or decree of any court with jurisdiction over the Company or any Subsidiary, or other governmental or regulatory authority with jurisdiction over the Company or any Subsidiary, except as disclosed in the Registration Statement and the Prospectuses and except, in the case of clauses (B) and
     (C) above, for such defaults or violations that could not reasonably be expected to have a Material Adverse Effect; and the execution, delivery and performance of this Agreement (and the U.S. Pricing Agreement) and International Purchase Agreement (and the International Pricing Agreement) and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject, nor will such action result in any violation of or conflict with the provisions of the charter or by-laws of the Company or any applicable law, rule or regulation, or any judgment, order or decree of any court with jurisdiction over the Company or any Subsidiary, or other governmental or regulatory authority with jurisdiction over the Company or any Subsidiary.

          (xiii) Except as described in the Registration Statement and the Prospectuses, no labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company or any Subsidiary, is imminent.

          (xiv) Except as described in the Registration Statement and the Prospectuses, there is no action, suit or proceeding before or by any court or governmental agency or body (including, without limitation, the FCC), domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of the Subsidiaries, or, to the knowledge of the Company, Disney, with respect to KCAL, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which otherwise, if adversely determined, could reasonably be expected to result in any Material Adverse Change, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company and its Subsidiaries taken as one enterprise or which could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated by this Agreement or the International Purchase Agreement.

          (xv) Each of the Company and the Subsidiaries and, to the knowledge of the Company, Disney, with respect to KCAL, possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including, without limitation, the FCC), all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now or proposed to be conducted as set forth in the Registration Statement and the Prospectuses, except where the failure to obtain such licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not, individually or in the aggregate, have a Material Adverse Effect, and none of the

     Company or the Subsidiaries or, to the knowledge of the Company, Disney, with respect to KCAL, has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectuses and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect. The licenses issued to the Company and the Subsidiaries and, to the knowledge of the Company, Disney, with respect to KCAL, by the FCC (the "Licenses") are valid and in full force and effect with no restrictions or qualifications which would have a Material Adverse Effect. No event has occurred which permits, or with notice or lapse of time or both would permit, and no legal governmental proceeding has been instituted or threatened which could cause, the revocation or termination of any of the Licenses or which might result in any other impairment or modification of the rights of the Company or any Subsidiary therein which in any such case would have a Material Adverse Effect. Except as described in the Registration Statement and the Prospectuses, the Company has no reason to believe that any License issued by the FCC will not be renewed in the ordinary course.

          (xvi) No authorization, approval or consent of any court or governmental authority or agency (including, without limitation, the FCC) is necessary in connection with the offering, issuance or sale of the Securities being sold by the Company hereunder or under the International Purchase Agreement, except (i) such as have been obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the rules and regulations of the Commission under the 1934 Act, state or foreign securities laws or by the rules and regulations of the NASD and
     (ii) such as have been obtained, to the Company's knowledge, under the securities laws and regulations of foreign jurisdictions in which the Reserved Securities are offered outside the United States.

          (xvii) The Company had (at the time of its authorization and execution) and has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Acquisition Agreement. The Acquisition Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. All representations and warranties of the Company set forth in the Acquisition Agreement are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at and as of the Closing Time as if made at and as of such date (other than to the extent any such representation or warranty is expressly made as to only a certain date).

          (xviii) The network affiliation agreements between each of the broadcast television stations of the Company and the Subsidiaries, as applicable, and CBS Inc., National Broadcasting Company, Inc. and Capital Cities/ABC, Inc. ("ABC"), as applicable, have been duly authorized, executed and delivered by the Company and the Subsidiaries, as applicable, and are the valid and legally binding obligations of the respective parties thereto and the description of such network affiliation agreements in the Registration Statement and the Prospectuses under the caption "Business -- Network Affiliation Agreements" is a fair and accurate summary thereof.

          (xix) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under each of this Agreement and the U.S. Pricing Agreement. Each of this Agreement and the U.S. Pricing Agreement has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. This Agreement has been, and at the Representation Date, the U.S. Pricing Agreement will have been, duly executed and delivered by the Company.

          (xx) The Company and each of the Subsidiaries are in compliance in all material respects with all applicable laws, statutes, ordinances, rules or regulations of any applicable jurisdiction the enforcement of which could reasonably be expected to have a Material Adverse Effect.

          (xxi) The Company is not, and upon the issuance and sale by the Company of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectuses under the caption "Use of Proceeds" will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (xxii) Except as disclosed in the Registration Statement and the Prospectuses, and except as could not reasonably be expected to individually or in the aggregate have a Material Adverse Effect, (A) each of the Company and the Subsidiaries is in compliance in all material respects with all applicable Environmental Laws (as defined), (B) each of the Company and the Subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance in all material respects with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened Environmental Claims (as defined) against the Company or any Subsidiary, and (D) the Company has no knowledge of any circumstances with respect to any property or operations of the Company or any Subsidiary that could reasonably be anticipated to form the basis of any Environmental Claim against the Company or any Subsidiary.

          For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means any federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any published judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment binding on the Company or any Subsidiary, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any such governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

          (xxiii) The Company and each Subsidiary has filed all federal or state income and franchise tax returns required to be filed, except where the failure to so file such returns would not have a Material Adverse Effect, and has paid all taxes shown thereon as due, and there is no tax deficiency which has been or is reasonably likely to be asserted against the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect; all material tax liabilities of the Company and each Subsidiary are adequately provided for on the books of the Company and the Subsidiaries.

          (xxiv) The Company has obtained the written agreements of each of the Selling Stockholders, Vincent J. Young, Adam Young, Margaret Young, Adam Young Inc., Vincent J. Young, as trustee under The Young Family Trust, Ronald J. Kwasnick, James A. Morgan, Deborah A. McDermott, Bernard F. Curry, Alfred J. Hickey, Jr., Leif Lomo and Michael S. Willner, in the forms previously furnished to you, that for a period of 90 days after the date of the Prospectuses such parties will not sell or grant any option for the sale of, or otherwise dispose of, any Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, other than the shares of Common Stock that may be offered by the Company and the Selling Stockholders pursuant to this Agreement and the International Purchase Agreement and, with respect to Goldman, the other exceptions set forth in clauses (ii) and (iii) of Section 1(c)(v) hereof, and not to file or request to be filed, as the case may be, any registration statement with respect to Common Stock without the prior written consent of Merrill Lynch.

          (xxv) Except as set forth in the Prospectuses and except as disclosed on Schedule D hereto, there are no holders of securities (debt or equity)
        ----------
     of the Company, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or any Subsidiary, who have the right to request the Company or any Subsidiary to register securities held by them under the 1933 Act.

          (xxvi) The Company has delivered to the U.S. Representatives a true and correct copy of the Acquisition

     Agreement, together with all related agreements and all schedules and exhibits thereto, and there shall have been no material amendments, alterations, modifications or waivers of any of the provisions of the Acquisition Agreement, since its date of execution, other than any such amendments, alterations, modifications and waivers (x) which are described in or contemplated by the Prospectuses and (y) as to which the Underwriters have been advised in writing and which would not be required to be disclosed in the Prospectuses; and to the best knowledge of the Company there exists no event or condition which would constitute a default or an event of default under the Acquisition Agreement which would result in a Material Adverse Effect. Assuming consummation of the transactions contemplated by the Acquisition Agreement as of the date hereof, each of the representations of the Company therein would still be true.

          (xxvii) Each of the Company and the Subsidiaries has good, sufficient and legal title to all property and good title to all personal property described in the Registration Statement as being owned by it and good, sufficient and legal title to a leasehold estate in the real and personal property described in the Registration Statement as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Registration Statement or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or such Subsidiary, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

          (xxviii) The Company and the Subsidiaries have complied and are in compliance with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) related to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (b) The Company hereby agrees with the U.S. Underwriters that, for all purposes of this Agreement, the only information furnished to the Company by any U.S. Underwriter or Manager expressly for use in the Registration Statement, the Prospectuses, or any amendment or supplement thereto, or any related preliminary prospectus, are the last paragraph of the cover page of each of the Prospectuses, the statements with respect to stabilization on the inside front cover page of each of the Prospectuses, and the fourth and seventh paragraphs under the heading "Underwriting" in the U.S. Prospectus and any related preliminary prospectus and the fourth, seventh and ninth paragraph under the heading "Underwriting" in the International Prospectus and any related preliminary prospectus.

          (c) Each Selling Stockholder, severally and not jointly and only as to such Selling Stockholder, represents and warrants to, and agrees with, each U.S. Underwriter as of the date hereof and as of the Representation Date and as of the Closing Time as follows:

          (i) To the extent that any statements or omissions made in the Registration Statement or the Prospectuses are made in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder specifically referring to such Selling Stockholder (acting in its capacity as a Selling Stockholder) expressly for use therein, such Registration Statement or the Prospectuses do not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stockholder by any information concerning the Company or any subsidiary that is not set forth in the Registration Statement or the Prospectuses.

          (ii) The execution, delivery and performance of this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement and the International Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance with such Selling Stockholder's obligations hereunder and thereunder by such Selling Stockholder will not conflict with or constitute a breach of or a default under any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound.

          (iii) Such Selling Stockholder has and will have at the Closing Time referred to in Section 2(c) good and marketable title to the Securities to be sold by such Selling Stockholder hereunder and under the International Purchase Agreement, free and clear of any security interest, lien, option, claim, equity or other encumbrance other than pursuant to this Agreement or the International Purchase Agreement; such Selling Stockholder has full right, power and authority or capacity, as the case may be, to enter into this Agreement, the International Purchase Agreement, the U.S. Pricing Agreement, the International Pricing Agreement and the Power of Attorney and Custody Agreement (as defined) and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder and under the International Purchase Agreement; and upon delivery of the Securities to be sold by such Selling Stockholder hereunder and under the International Purchase Agreement and payment of the purchase price therefor as herein and therein contemplated, each of the U.S. Underwriters and Managers who has purchased such Securities in good faith and without notice of any "adverse claim" (as such term is defined in Section 8-302 of the New York Uniform Commercial Code) will acquire such Securities free of any adverse claim and will receive good and marketable title to its ratable share of the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, lien, option, claim or other encumbrance.

          (iv) All authorizations, approvals and consents necessary for the execution and delivery by such Selling Stockholder of the Power of Attorney and Custody Agreement, the execution and delivery by or on behalf of such Selling Stockholder of this Agreement and the International Purchase Agreement, and the sale and delivery of the Securities to be sold by the Selling Stockholder hereunder (except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the rules and regulations of the Commission under the 1934 Act, state or foreign securities laws or by the rules and regulations of the NASD) have been obtained and are in full force and effect.

          (v) For a period of 90 days after the date of the Prospectus, such Selling Stockholder has agreed not to sell or grant any option for the sale of, or otherwise dispose of, any Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, other than (i) the shares of Common Stock that may be offered by such Selling Stockholder pursuant to this Agreement and the International Purchase Agreement, (ii) the Securities to be sold by Goldman in its capacity as an Underwriter in the offering and (iii) shares of Common Stock sold by Goldman in the ordinary course of its business, consistent with past practice on behalf of its clients, and not to file or request to be filed, as the case may be, any registration statement with respect to Common Stock without the prior written consent of Merrill Lynch.

          (vi) Such Selling Stockholder, other than Goldman, has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. Goldman has not taken and will not take, directly or indirectly, any of the foregoing actions except in compliance with the 1933 Act, the 1934 Act and the rules and regulations promulgated thereunder.

          (vii) Each Selling Stockholder, if a corporation or a partnership, has been duly incorporated or formed, as the case may be, and is validly existing as a corporation or partnership, as the case may be, in good standing under the laws of its respective state of incorporation or formation, as the case may be.

          (viii) Such Selling Stockholder has duly executed and delivered in the form heretofore furnished to the Underwriters a Power of Attorney with Vincent J. Young or James A. Morgan or Stephen Baker, as attorney-in-fact (each, an "Attorney-in-Fact"), and a Custody Agreement (together, the "Power of Attorney and Custody Agreement") with Young Broadcasting Inc., as custodian (the "Custodian"); the Attorneys-in-Fact, or any of them, are authorized to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement and the International Purchase Agreement.

          (ix) Certificates in negotiable form for all Securities to be sold hereunder have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

          (d) Any certificate signed by any officer of the Company and delivered pursuant to this Agreement and the International Purchase Agreement shall be deemed a representation and warranty by the Company to each U.S. Underwriter and Manager as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Stockholder and delivered, pursuant to this Agreement and the International Purchase Agreement or in connection with the payment of the purchase price and delivery of the certificates for the Initial Securities or the Option Securities, to the U.S. Underwriters or Managers or counsel for the U.S. Underwriters or Managers shall be deemed a representation and warranty by such Selling Stockholder to each U.S. Underwriter and Manager as to the matters covered thereby.

          SECTION 2.  Sale and Delivery to the U.S. Underwriters; Closing.
                      ---------------------------------------------------

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder agree to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at the price per share set forth in the U.S. Pricing Agreement, the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter in the same
             ----------
proportion from the Company and each Selling Stockholder as the number of Initial U.S. Securities being sold by the Company and each Selling Stockholder bears to the total number of Initial U.S. Securities (except as otherwise provided in the U.S. Pricing Agreement), plus any additional number of Initial U.S. Securities which such U.S. Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (1) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several U.S. Underwriters for the U.S. Securities have each been determined and set forth in the U.S. Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectuses containing such information will be filed before the Registration Statement becomes effective.

          (2) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price per share to be paid by the several U.S. Underwriters for the U.S. Securities shall be an amount equal to the initial public offering price, less an amount per share to be determined by agreement among the U.S. Representatives, the Company and the Selling Stockholders. The initial public offering price per share of the U.S. Securities shall be a fixed price to be determined by agreement between the U.S. Representatives, the Company and the Selling Stockholders. The initial public offering price and the purchase price, when so determined, shall be set forth in the U.S. Pricing Agreement. In the event that such prices have not been agreed upon and the U.S. Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company, the Selling Stockholders and the U.S. Representatives, except that Sections 6 and 7 shall remain in effect. For purposes of this Agreement, the term "business day" means a day on which the Nasdaq National Market ("Nasdaq") is open for business and the trading of securities is permitted thereon.

          (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholders hereby grant options to the U.S. Underwriters, severally and not jointly, to purchase up to an additional 794,507 shares in the aggregate, at the price per share set forth in the U.S. Pricing Agreement. The maximum number of shares pursuant to which said option may be exercised with respect to a Selling Stockholder shall be the number set forth across from the name of such Selling Stockholder in column 2 of Schedule C hereto. The options
                                                ----------
hereby granted will expire 30 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial U.S. Securities upon notice by the U.S. Representatives to each of the Selling Stockholders setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the options and the time and date of payment and delivery for such U.S. Option Securities. Such time and date of delivery (the "Date of Delivery"), if any, shall be determined by the U.S. Representatives, but shall not be later than seven full business days after the exercise of said options, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the U.S. Representatives and the Selling Stockholders. If the options are exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that proportion of the total number of U.S. Option Securities which the number of Initial U.S. Securities set forth in Schedule A hereto
                                                         ----------
opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities (except as otherwise provided in the U.S. Pricing Agreement), subject in each case to such adjustments as the U.S. Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares; provided, however, that if the options are exercised on any Date of Delivery as
- --------  -------
to less than all of the U.S. Option Securities, the number of U.S. Option Securities to be purchased from each Selling Stockholder shall be that proportion of the total number of U.S. Option Securities to be purchased on such Date of Delivery which the number of Initial U.S. Securities to be sold by such Selling Stockholder set forth in column 1 of Schedule C hereto opposite the name
                                             ----------
of such Selling Stockholder bears to the total number of Initial U.S. Securities (except as otherwise provided in the U.S. Pricing Agreement), subject in each case to such adjustments as the U.S. Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

          (c) Payment of the purchase price for, and delivery of certificates for, the Initial U.S. Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, or at such other place as shall be agreed upon by the U.S. Representatives and the Company, at 9:00 A.M. on the third business day (unless postponed in accordance with the provisions of Section 10) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the third business day after execution of the U.S. Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the U.S.

Representatives, the Company and the Selling Stockholders (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the U.S. Option Securities are purchased by the U.S. Underwriters, payment of the purchase price for, and delivery of certificates for, such U.S. Option Securities shall be made at the above-mentioned offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, or at such other place as shall be agreed upon by the U.S. Representatives and the Selling Stockholders on the Date of Delivery specified in the notice from the U.S. Representatives to the Company. Payment shall be made to the Company and each of the Selling Stockholders, respectively, by wire transfer of immediately available funds to any account designated in writing by the Company and each of the Selling Stockholders, respectively, against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of certificates for the U.S. Securities to be purchased by them. Certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least two business days before Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose check has not been received by Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives not later than 10:00 A.M. on the last business day prior to Closing Time or the relevant Date of Delivery, as the case may be.

          SECTION 3.  Covenants of the Company.  The Company covenants with each
                      ------------------------
U.S. Underwriter as follows:

          (a) The Company will use its best efforts to cause the Registration Statement to become effective (as and when requested by the U.S. Representatives) and, if the

     Company elects to rely upon Rule 430A of the 1933 Act Regulations and subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and will notify the U.S. Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement or any amendment thereto or of the filing of any Supplement to the Prospectuses or amended Prospectuses, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any such purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. If the Company elects to rely on Rule 434 of the 1933 Act Regulations, the Company will prepare a term sheet that complies with the requirements of Rule 434 of the 1933 Act Regulations. If the Company elects not to rely on Rule 434 of the 1933 Act Regulations, the Company will provide the U.S. Underwriters with copies of the form of Prospectuses, in such number as the U.S. Underwriters may reasonably request, and file with the Commission such Prospectuses in accordance with Rule 424(b) of the 1933 Act Regulations by the close of business in New York on the business day immediately succeeding the date of the U.S. Pricing Agreement. If the Company elects to rely on Rule 434 of the 1933 Act Regulations, the Company will provide the U.S. Underwriters with copies of the Rule 434 Prospectus in such number as the U.S. Underwriters may reasonably request by the close of business in New York on the business day immediately succeeding the date of the U.S. Pricing Agreement.

          (b) The Company will give the U.S. Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectuses (including (i) any revised prospectuses which the Company proposes for use by the U.S. Underwriters in connection with the offering of the Securities which differ from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectuses are required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations or
     (ii) any term sheet prepared in reliance on Rule 434 of the 1933 Act Regulations), will furnish the U.S. Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the U.S. Representatives or counsel for the U.S. Underwriters shall reasonably object.

          (c) The Company will deliver to each U.S. Representative without charge one signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and will also deliver to the U.S. Representatives without charge a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the U.S. Underwriters.

          (d) The Company will deliver to each U.S. Underwriter, without charge, from time to time until the effective date of the Registration Statement or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, until such time as the U.S. Pricing Agreement is executed and delivered, as many copies of each preliminary prospectus as the U.S. Underwriters may reasonably request, and the Company hereby consents to the use of said copies for purposes permitted by the 1933 Act. The Company will furnish to each U.S. Underwriter, from time to time during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectuses (as amended or supplemented) as such U.S. Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (e) If, at any time when the Prospectuses relating to the Securities are required to be delivered under the 1933 Act, any event shall occur as a result of which the Prospectuses would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time they are delivered to the purchaser, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectuses to comply with the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement (in form and substance reasonably satisfactory to counsel for the U.S. Underwriters) which will correct such statement or omission or effect such compliance.

        (f) The Company will endeavor, in cooperation with the U.S. Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the U.S. Representatives may designate; provided, however,
                                                              --------  -------
     that the Company shall not be obligated to qualify as a foreign corporation or dealer in securities or file any general consent to service of process or subject itself to taxation in any jurisdiction in which it is not otherwise so qualified or so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

          (g) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the fiscal quarter that includes the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

          (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the U.S. Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A or Rule 434 and Rule 424(b) of the 1933 Act Regulations, copies of amended Prospectuses, or, if required by such Rule 430A or Rule 434, a post-effective amendment to the Registration Statement (including amended Prospectuses), containing all information so omitted and will use its reasonable best efforts to cause any such post-effective amendment to be declared effective as soon as possible.

          (j) The Company will use its reasonable best efforts to effect the listing on Nasdaq of the Securities offered by the Company and will file with Nasdaq all documents and notices required by Nasdaq of companies that have issued securities that are listed on Nasdaq.

          (k) During a period of 90 days from the date of the U.S. Pricing Agreement, the Company will not, without Merrill Lynch's prior written consent, (A) directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any capital stock of the Company or any security convertible or exchangeable into or exercisable for capital stock of the Company except (i) to the Underwriters pursuant to this Agreement and the International Purchase Agreement and (ii) the Company may grant stock options, and issue shares of Common Stock upon the exercise of any options granted, pursuant to its stock option plan or (B) file any registration statement with respect to any of the foregoing, except that the Company may file a registration statement on Form S-8 with respect to its stock option plan.

          (l) The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses, including, without limitation, legal expenses they incur in connection with such release.

          (m) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations promulgated thereunder.

          SECTION 4.  Payment of Expenses.  (a)  The Company will pay all
                      -------------------
expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including, without limitation, (i) the preparation, printing and filing of the Registration Statement as originally filed and of each amendment thereto, any preliminary prospectuses, Prospectuses and any "Blue Sky" memoranda, (ii) the preparation (including printing), issuance and delivery of certificates for the Securities to the U.S. Underwriters, including any security transfer or other taxes (other than transfer taxes payable by any Selling Stockholder pursuant to Section 4(b) hereof) or duties payable upon the delivery of the Securities to the U.S. Underwriters, and the fees and expenses of the transfer agent for the Securities, (iii) the printing of this Agreement, the U.S. Pricing Agreement and the Intersyndicate Agreement, (iv) the fees and disbursements of the Company's counsel, accountants and any other experts or advisors retained by the Company and the fees and expenses of counsel for the Selling Stockholders in accordance with applicable agreements, (v) the qualification of the Securities under state or foreign securities laws in accordance with the provisions of Section 3(f), including filing fees and the reasonable fees and disbursements of counsel for the U.S. Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the delivery to the U.S. Underwriters of as many copies as may reasonably be requested of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectuses and any amendments or supplements thereto, including any term sheet delivered by the Company pursuant to Rule 434 of the 1933 Act Regulations, (vii) the printing and/or copying and delivery to the U.S. Underwriters of copies of the Blue Sky Survey, (viii) the fee of any filing for review of the offering with the NASD relating to the Securities, (ix) expenses in connection with any meetings with prospective investors in the Securities, except to the extent that the Company and the U.S. Representatives agree in writing otherwise, (x) all expenses and listing fees in connection with the listing of the Securities on Nasdaq, (xi) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company and (xii) stamp duties or any other foreign taxes or duties, if any, incurred by the Underwriters in connection with the offer and sale of the Reserved Securities.

          (b) Each Selling Stockholder will pay any transfer taxes attributable to the sale by such Selling Stockholder of the Securities it sells hereunder and under the International Purchase Agreement and any fees and disbursements of such Selling Stockholder's counsel, if any, not paid or payable by the Company pursuant to Section 4(a) or otherwise.

          (c) If this Agreement is terminated by the U.S. Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the U.S. Underwriters. The Company shall not be liable to the Underwriters for loss of contemplated profits from the transactions covered by this Agreement.

          SECTION 5.  Conditions of U.S. Underwriters' Obligations.  The
                      --------------------------------------------
obligations of the U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and each Selling Stockholder, respectively, herein contained, to the performance in all material respects by the Company and each Selling Stockholder of their respective obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the U.S. Representatives, which shall not be unreasonably withheld at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the U.S. Underwriters and a majority in interest of the Managers; and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A or Rule 434 of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A or Rule 434 shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period and prior to Closing Time the Company shall have provided evidence satisfactory to the U.S. Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

          (b) (1) At the Closing Time, you shall have received the signed opinion of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel for the Company and the Subsidiaries, dated as of the Closing Time, in the form attached hereto as Exhibit B, together with reproduced copies of such
                        ---------
     opinions for each of the U.S. Underwriters, and in form and substance satisfactory to counsel for the U.S. Underwriters.

          (2) At the Closing Time, you and the Selling Stockholders shall have received the signed opinion of Wiley, Rein & Fielding, communications counsel for the Company and the Subsidiaries, dated as of the Closing Time, in the form attached hereto as Exhibit C, together with reproduced copies
                                    ---------
     of such opinions for each of the U.S. Underwriters, in form and substance satisfactory to counsel for the U.S. Underwriters.

          (3) At the Closing Time, you shall have received the signed opinion of
     (A) Cooperman Levitt Winikoff Lester & Newman, P.C., counsel to the Selling Stockholders (other than ABC), and (B) counsel to ABC, as a Selling Stockholder, each dated as of the Closing Time, in the form attached hereto as Exhibit D, together with reproduced copies of such opinions for each of
        ---------
     the U.S. Underwriters, and in form and substance satisfactory to counsel for the U.S. Underwriters.

          (4) The favorable opinion, dated as of Closing Time, of Cahill Gordon & Reindel, counsel for the U.S. Underwriters, with respect to the validity of the Securities, the Registration Statement, the U.S. Prospectus and other related matters as the U.S. Representatives may reasonably request.

          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectuses, except as otherwise stated therein, any Material Adverse Change, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the Chairman, President or any Vice President of the Company and of the Chief Financial Officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Change, (ii)(A) the representations and warranties in Section 1 hereof that are qualified with reference to a Material Adverse Effect or materiality are true and correct with the same force and effect as though expressly made at and as of Closing Time and (B) the representations and warranties in Section 1 hereof that are not qualified with reference to a Material Adverse Effect or materiality are true and correct in all material respects with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission. As used in this
     Section 5(c), the term "Prospectuses" means the Prospectuses in the form first used to confirm sales of the Securities.

          (d) At Closing Time the U.S. Representatives shall have received a certificate of Vincent J. Young or James A. Morgan or Stephen Baker, as Attorney-in-Fact for each of the Selling Stockholders, dated as of Closing Time, to the effect that (i)(A) the representations and warranties of each Selling Stockholder contained in Section 1(c) hereof that are qualified with reference to a Material Adverse Effect or materiality are true and correct with the same force and effect as though expressly made at and as of Closing Time and (B) the representations and warranties of each Selling Stockholder contained in Section 1(c) hereof that are not qualified with reference to a Material Adverse Effect or materiality are true and correct in all material respects with the same force and effect as though expressly made at and as of Closing Time, and (ii) each Selling Stockholder had complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

          (e) At the time that this Agreement is signed and at the Closing Time, E&Y, PW, M&P and GT shall each have furnished to the Underwriters and the Selling Stockholders a letter or letters, dated respectively as of the date of this Agreement and as of the Closing Time, in form and substance reasonably satisfactory to the Underwriters, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to certain financial information relating to the Company, KCAL Group, KWQC and Midcontinent, respectively, contained in the Registration Statement and the Prospectuses.

          (f) At Closing Time, the Securities being issued by the Company shall have been approved for listing on Nasdaq upon official notice of issuance.

          (g) At Closing Time and at each Date of Delivery, if any, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

          (h) Concurrently with the purchase and sale of the U.S. Securities hereunder, the closing of the issuance and sale of the International Securities pursuant to the terms and conditions of the International Purchase Agreement and International Pricing Agreement shall have occurred.

          (i) At Closing Time, the sale of the Securities hereunder shall not be enjoined (temporarily or permanently).

          (j) In the event that the U.S. Underwriters exercise their options provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, (i) the representations and warranties of the Company and each of the Selling Stockholders contained herein that are qualified with reference to a Material Adverse Effect or materiality shall be true and correct as of each Date of Delivery, (ii) the representations and warranties of the Company and each of the Selling Stockholders contained herein that are not qualified with reference to a Material Adverse Effect or materiality shall be true and correct in all material respects as of each Date of Delivery, (iii) the statements in any certificates furnished by the Company and any of the Selling Stockholders hereunder shall be true and correct as of each Date of Delivery and (iv) at the relevant Date of Delivery, the U.S. Representatives shall have received:

               (1) A certificate, dated such Date of Delivery, of the Chairman, President or any Vice President of the Company and of the Chief Financial Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

               (2) A certificate, dated such Date of Delivery, of Vincent J. Young or James A. Morgan or Stephen Baker, as Attorney-in-Fact for each of the Selling Stockholders, confirming that the certificate delivered at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

               (3) The favorable opinion of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel for the Company and the Subsidiaries, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

               (4) The favorable opinion of Wiley, Rein & Fielding, communications counsel for the Company and the Subsidiaries, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(2) hereof.

               (5) The favorable opinion of counsel for the Selling Stockholders, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(3) hereof.

               (6) The favorable opinion of Cahill Gordon & Reindel, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b)(4) hereof.

               (7) A letter from each of E&Y, PW, M&P and GT, in form and substance satisfactory to the U.S. Representatives and dated such Date of Delivery, substantially the same in form and substance as the letters furnished to the U.S. Representatives and the Selling Stockholders pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(j)(7) shall be a date not more than three days prior to such Date of Delivery.

          If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the U.S. Representatives by notice to the Company and each of the Selling Stockholders at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 4 hereof.

          SECTION 6.  Indemnification.
                      ---------------

          (a)  Indemnification of U.S. Underwriters by the Company.  The Company
               ---------------------------------------------------
agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii), (iii) and (iv) below.

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the supplement or prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the reservation and sale of the Reserved Securities to eligible employees and other persons having a business relationship with the Company or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading;

          (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

          (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i), (ii) or (iii) above;

provided, however, that (A) this indemnity agreement shall not apply to any
- --------  -------
loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to a U.S. Underwriter furnished to the Company by such U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto); and (B) such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any U.S. Underwriter (or any persons controlling such U.S. Underwriter) from whom the person asserting such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the 1933 Act and the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented).

          (b)  Indemnification of U.S. Underwriters by Selling Stockholders.
               ------------------------------------------------------------
Each Selling Stockholder severally and not jointly agrees to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense to the same extent described in the indemnity contained in subsection (a) (provided that with respect to clause (iii) thereof, such settlement is effected with the written consent of such Selling Stockholder) of this Section 6, as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the

Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information specifically referring to such Selling Stockholder in its capacity as a Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The obligations of each Selling Stockholder pursuant to this Section 6(b) are several; provided, however, that
                                                       --------  -------
each Selling Stockholder's aggregate liability under this Section 6(b) shall be limited to an amount equal to the gross proceeds (after deducting the underwriting discount, but before deducting expenses) received by such Selling Stockholder from the sale of Securities pursuant to this Agreement and the International Purchase Agreement.

          (c)  Indemnification of Company, Directors and Officers.  Each U.S.
               --------------------------------------------------
Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and each Selling Stockholder and each person, if any, who controls such Selling Stockholder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to a U.S. Underwriter furnished to the Company by such U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectuses (or any amendment or supplement thereto).

          (d)  Actions against Parties; Notification.  Each indemnified party
               -------------------------------------
shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any suchaction; provided, however, that counsel to
                                              --------  -------
the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e)  Settlement Without Consent if Failure to Reimburse.  If at any
               --------------------------------------------------
time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(iii) or 6(c) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (f) The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

          (g)  Indemnification for Reserved Securities.  In connection with the
               ---------------------------------------
offer and sale of the Reserved Securities, the Company agrees to indemnify and hold harmless the U.S. Underwriters from and against any and all losses, expenses and liabilities incurred by them as a result of (i) the failure of the designated employees or other persons to pay for and accept delivery of shares which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase and (ii) the violation of any securities laws of foreign jurisdictions where Reserved Securities have been offered.

          SECTION 7.  Contribution.  If the indemnification provided for in
                      ------------
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the U.S. Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the U.S. Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Selling Stockholders on the one hand and the U.S. Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discount received by the U.S. Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the term sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

          The relative fault of the Company and the Selling Stockholders on the one hand and the U.S. Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the U.S. Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholders and the U.S. Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the U.S. Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, no U.S. Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such U.S. Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls a U.S. Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such U.S. Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act and each person who controls a Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Selling Stockholders, respectively. The U.S. Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial U.S. Securities set forth opposite their respective names in Schedule A hereto and not joint. The Selling Stockholders'
                    ----------
respective obligations to contribute pursuant to this Section 7 are several and not joint.

          The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

          SECTION 8.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
Delivery.  All representations,  warranties and agreements contained in this
- --------
Agreement and the U.S. Pricing Agreement, or contained in certificates of officers of the Company or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company or the Selling Stockholders, and shall survive delivery of the Securities to the U.S. Underwriters.

          SECTION 9.  Termination of Agreement.
                      ------------------------

          (a) The U.S. Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectuses, a Material Adverse Change, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, Europe or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case, the effect of which is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the U.S. Securities or to enforce contracts for the sale of the U.S. Securities, or (iii) if trading in any securities of the Company has been suspended or limited by the Commission or Nasdaq, or if trading generally on the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or in the over-the-counter market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities. As used in this Section 9(a), the term "Prospectuses" means the Prospectuses in the form first used to confirm sales of the Securities.

          (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof. Notwithstanding any such termination, the provisions of Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

          SECTION 10.  Default by One or More of the U.S. Underwriters.  If one
                       -----------------------------------------------
or more of the U.S. Underwriters shall fail at Closing Time to purchase the Initial U.S. Securities which it or they are obligated to purchase under this Agreement and the U.S. Pricing Agreement (the "Defaulted Securities"), the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial U.S. Securities, each of the non-defaulting U.S. Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all nondefaulting U.S. Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Initial U.S. Securities, this

     Agreement shall terminate without liability on the part of any non-defaulting U.S. Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the U.S. Representatives or the Company and the Selling Stockholders shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectuses or in any other documents or arrangements.

          SECTION 11.  Default by the Selling Stockholders or the Company.  If
                       --------------------------------------------------
the Company or any Selling Stockholder shall fail at Closing Time or at the Date of Delivery to sell and deliver the number of Securities which it is obligated to sell hereunder, then the U.S. Underwriters may, at their option, by notice from the U.S. Underwriters to the Company and the non-defaulting Selling Stockholders either (a) terminate this Agreement without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Sections 6 and 7 shall remain in effect or (b) elect to purchase the Securities which any non-defaulting party has agreed to sell thereunder.

          No action pursuant to this Section shall relieve the Company or any Selling Stockholder from liability in respect of such default.

          SECTION 12.  Notices.  All notices and other communications hereunder
                       -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the U.S. Underwriters shall be directed to the U.S. Representatives at c/o Merrill Lynch, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201, attention of Gregg G. Seibert, Managing Director, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005,
Attention: William M. Hartnett, Esq.; notices to the Company shall be directed to the Company at 599 Lexington Avenue, New York, New York 10022, attention of Vincent J. Young, Chairman, with a copy to Cooperman Levitt Winikoff Lester & Newman, P.C., 800 Third Avenue, New York, New York 10002, Attention: Robert L. Winikoff, Esq.; notices to the Selling Stockholders shall be directed to their respective addresses as set forth in the stock records of the Company.

          SECTION 13.  Parties.  This Agreement and the U.S. Pricing Agreement
                       -------
shall each inure to the benefit of and be binding upon the U.S. Underwriters, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement or the U.S. Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Company, the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the U.S. Pricing Agreement or any provision herein or therein contained. This Agreement and the U.S. Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters, the Company, the Selling Stockholders, their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 14.  Governing Law and Time.  This Agreement and the U.S.
                       ----------------------
Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to principles of conflicts of law. Specified times of day refer to New York City time.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and each of the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                           Very truly yours,

                           YOUNG BROADCASTING INC.


                           By: -------------------------------
                               Name:
                               Title:


                           BROAD STREET INVESTMENT FUND I, L.P.
                           STONE STREET FUND 1987
                           STONE STREET FUND 1988
                           STONE STREET FUND 1989
                           BRIDGE STREET FUND 1987
                           BRIDGE STREET FUND 1988
                           BRIDGE STREET FUND 1989
                           GOLDMAN, SACHS & CO.
                           CAPITAL CITIES/ABC, INC.
                           ESTATE OF HENRY KRAMER
                           IAI STOCK FUND
                           IAI VALUE FUND
                           DONALD McCULLOUGH


                           By:  ______________________________
                                as Attorney-in-Fact, acting
                                on behalf of each of the
                                Selling Stockholders named in
                                Schedule C hereto
                                ----------

 CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
ALEX. BROWN & SONS INCORPORATED
BT SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN & CO.
J.P. Morgan Securities Inc.

By: MERRILL LYNCH & CO.
    Merrill Lynch, Pierce, Fenner & Smith
                Incorporated


By: ___________________________
    Name:
    Title:

For themselves and as U.S. Representatives of the other U.S. Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                              Number of
                                                          Initial Securities
Name of Underwriter                                         to Be Purchased
- -------------------                                       ------------------

Merrill Lynch, Pierce, Fenner & Smith
            Incorporated.............................
Alex. Brown & Sons Incorporated......................
BT Securities Corporation............................
Goldman, Sachs & Co..................................
J.P. Morgan Securities Inc...........................



                Total...............................          =========
                                                              5,296,713

                                  SCHEDULE B-1


                                                                 Jurisdiction of
Corporate Subsidiary                                              Incorporation
- --------------------                                             ---------------

Young Broadcasting of Albany, Inc.                                  Delaware
Young Broadcasting of La Crosse, Inc.                              Wisconsin
Young Broadcasting of Lansing, Inc.                                 Michigan
Winnebago Television Corporation                                    Illinois
Young Broadcasting of Nashville, Inc.                               Delaware
YBT, Inc.                                                           Delaware
Young Broadcasting of Louisiana, Inc.                               Delaware
LAT, Inc.                                                           Delaware
Young Broadcasting of Richmond, Inc.                                Delaware
Young Broadcasting of Green Bay, Inc.                               Delaware
Young Broadcasting of Knoxville, Inc.                               Delaware
YBK, Inc.                                                           Delaware
Young Broadcasting of Davenport, Inc.                               Delaware
Young Broadcasting of Sioux Falls, Inc.                             Delaware
Young Broadcasting of Rapid City, Inc.                              Delaware

                                  SCHEDULE B-2


                                                    Jurisdiction
Partnership Subsidiary                              of Formation
- ----------------------                              ------------

WKRN, L.P.                                            Delaware
KLFY, L.P.                                            Delaware
WATE, L.P.                                            Delaware

                                   SCHEDULE C


                          COLUMN 1:            COLUMN 2:
                          Number of Initial    Number of U.S.
                          U.S. Securities      Option Securities
Selling Stockholder       To Be Sold           To Be Sold
- -------------------       -----------------    -----------------

Broad Street Investment
  Fund I, L.P.
Stone Street Fund 1987
Stone Street Fund 1988
Stone Street Fund 1989
Bridge Street Fund 1987
Bridge Street Fund 1988
Bridge Street Fund 1989
Goldman, Sachs & Co.
Capital Cities/ABC, Inc.
Estate of Henry Kramer
IAI Stock Fund
IAI Value Fund
Donald McCullough

                                   SCHEDULE D


The Goldman Sachs Group, L.P.
Broad Street Investment
  Fund I, L.P.
Stone Street Fund 1987
Stone Street Fund 1988
Stone Street Fund 1989
Bridge Street Fund 1987
Bridge Street Fund 1988
Bridge Street Fund 1989
Goldman, Sachs & Co.
Capital Cities/ABC, Inc.
Estate of Henry Kramer
Pennino Broadcast Corp.
IAI Stock Fund
IAI Value Fund
Donald McCullough
Tanner Associates

                                                                       Exhibit A


                                5,296,713 Shares

                            YOUNG BROADCASTING INC.

                            (a Delaware corporation)

                              Class A Common Stock

                          (Par Value $.001 Per Share)


                             U.S. Pricing Agreement
                             ----------------------


                                                                   July   , 1996

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
ALEX. BROWN & SONS INCORPORATED
BT SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN & CO.
J.P. Morgan Securities Inc.
  as U.S. Representatives of the several U.S. Underwriters named in the within-mentioned Purchase Agreement
c/o Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281

Ladies and Gentlemen:

          Reference is made to the U.S. Purchase Agreement dated July   , 1996
(the "U.S. Purchase Agreement") among Young Broadcasting Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company named in Schedule C thereto (the "Selling Stockholders"), and the several U.S.
   ----------
Underwriters named in Schedule A thereto, (the "U.S. Underwriters"), for whom
                      ----------
Merrill Lynch, Pierce, Fenner & Smith Incorporated, Alex. Brown & Sons Incorporated, BT Securities Corporation, Goldman, Sachs & Co. and J.P. Morgan Securities Inc. are acting as representatives (the "U.S. Representatives"). The U.S. Purchase Agreement provides for the purchase by the U.S.

Underwriters from the Company and the Selling Stockholders, subject to the terms and conditions set forth therein, of an aggregate of 5,296,713 shares of the Company's Class A Common Stock, par value $.001 per share (the "U.S. Securities").

          Pursuant to Section 2 of the U.S. Purchase Agreement, the Company and each Selling Stockholder agree with each U.S. Underwriter as follows:

     SECTION 1.  The initial public offering price per share for the U.S.
Securities, determined as provided in said Section 2, shall be $     .

     SECTION 2.  The purchase price per share for the U.S. Securities to be paid
by the several U.S. Underwriters shall be $     , being an amount equal to the
initial public offering price set forth above less $      per share.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and each Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the U.S. Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                           Very truly yours,

                           YOUNG BROADCASTING INC.


                           By:----------------------------------
                               Name:
                               Title:


                           BROAD STREET INVESTMENT FUND I, L.P.
                           STONE STREET FUND 1987
                           STONE STREET FUND 1988
                           STONE STREET FUND 1989
                           BRIDGE STREET FUND 1987
                           BRIDGE STREET FUND 1988
                           BRIDGE STREET FUND 1989
                           GOLDMAN, SACHS & CO.
                           CAPITAL CITIES/ABC, INC.
                           ESTATE OF HENRY KRAMER
                           IAI STOCK FUND
                           IAI VALUE FUND
                           DONALD McCULLOUGH


                           By:----------------------------------
                                as Attorney-in-Fact, acting
                                on behalf of each of the
                                Selling Stockholders named in
                                Schedule C hereto
                                ----------

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
ALEX. BROWN & SONS INCORPORATED
BT SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
J.P. MORGAN & CO.
J.P. Morgan Securities Inc.

By:  Merrill Lynch, Pierce, Fenner & Smith
                      Incorporated


By: __________________________________
    Name:
    Title:

For themselves and as U.S. Representatives of the other U.S. Underwriters named in the Purchase Agreement.

                                                                       Exhibit B


          Form of Opinion, dated as of Closing Time of Cooperman Levitt Winikoff Lester & Newman, P.C., counsel for the Company and the Subsidiaries, substantially to the effect that:

          1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the International Purchase Agreement.

          3. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement and the International Purchase Agreement); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

          5. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and the International Purchase Agreement and, when issued and delivered by the Company pursuant to this Agreement and the International Purchase Agreement against payment of the consideration set forth in this Agreement and the International Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

          6. The issuance and sale of the Securities by the Company and the sale of the Securities by the Selling Stockholders is not subject to the preemptive or other similar rights of any securityholder of the Company.

          7. Each Corporate Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; each Partnership Subsidiary has been duly formed and is validly existing as a limited partnership in good standing under the laws of the jurisdiction of its formation, has partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Corporate Subsidiary, and all of the issued and outstanding partnership interest of each Partnership Subsidiary, has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Corporate Subsidiary, or the outstanding partnership interest of each Partnership Subsidiary, was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

          8. Each of this Agreement and the International Purchase Agreement has been duly authorized, executed and delivered by the Company.

          9. The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

          10. The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

          11. The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder.

          12. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

          13. To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement and the International Purchase Agreement or the performance by the Company of its obligations hereunder or thereunder.

          14. The information in the Prospectus under "Description of Capital Stock--Common Stock," "Business--Properties," "Business--Network Affiliation Agreements," "Business--Legal Proceedings," "Description of Capital Stock--Preferred Stock" and "Certain U.S. Federal Tax Considerations For Non-U.S. Holders of Common Stock" and in the Registration Statement under item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          15. To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

          16. All descriptions in the Registration Statement of contracts and other documents to which the Company or any of the Subsidiaries are a party are accurate in all material respects; to the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          17. To the best of our knowledge, neither the Company nor any Subsidiary is in violation of its charter or by-laws and no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

          18. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act and the

     1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance, sale or delivery of the Securities.

          19. The execution, delivery and performance of this Agreement and the International Purchase Agreement and the consummation of the transactions contemplated in this Agreement and the International Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectuses under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement and the International Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations.

          20. The Acquisition Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

          21. The network affiliation agreements between each of the broadcast television stations of the Company and the Subsidiaries, as applicable, and CBS, NBC and ABC, as applicable, have been duly authorized, executed and delivered by the Company and the Subsidiaries, as applicable, and are the valid and legally binding obligations of the respective parties thereto and the description of such network affiliation agreements in the Registration Statement and the Prospectuses under the caption "Business -- Network Affiliation Agreements" is a fair and accurate summary thereof.

          22. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

          Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). In rendering such opinion, counsel may state that it expresses no opinion with respect to matters arising under the Communications Act, or the rules and regulations of the FCC.

                                                                       EXHIBIT C


          Form of opinion, dated as of Closing Time, of Wiley, Rein & Fielding, communications counsel for the Company and the Subsidiaries, substantially to the effect that:

          1. The execution and delivery by each of the Company and the Subsidiaries of, and the performance by each of the Company and the Subsidiaries of its obligations under, this Agreement, the International Purchase Agreement and the Securities, as applicable, did not or will not result in a violation of the Communications Act or any order, rule or regulation of the FCC;

          2. No consent, approval, authorization, order, registration or qualification of or with any governmental agency or body is required under the Communications Act or the rules and regulations of the FCC for the execution and delivery by each of the Company and the Subsidiaries of, and the performance by each of the Company and the Subsidiaries of its obligations under, this Agreement, the International Purchase Agreement and the Securities, as applicable;

          3. The Company and the Subsidiaries are the holders of the Licenses issued by the FCC listed in an attachment to such opinion (the "FCC Licenses"), all of which are validly issued by the FCC and in full force and effect, with no material restrictions or qualifications other than as described in the Registration Statement and the Prospectuses and to the best of such counsel's knowledge based solely on the description of the business and properties of the Company and the Subsidiaries in the Registration Statement and the Prospectuses and given by the Company to such counsel, such FCC Licenses constitute all of the FCC Licenses necessary for the Company and the Subsidiaries to own their properties and to conduct their businesses in the manner and to the full extent now operated or proposed to be operated as described in the Registration Statement and the Prospectuses; Fidelity is the holder of the licenses issued by the FCC under which KCAL operates (the "KCAL Licenses"), all of which are validly issued by the FCC and in full force and effect, with no material restrictions or qualifications other than as described in the Registration Statement and the Prospectuses;

          4. To the best of such counsel's knowledge based solely upon a certificate of the Company attached to such counsel's opinion in form reasonably satisfactory to the Underwriters and a review of the publicly available records of the FCC, the business and operations of the Company and the Subsidiaries comply in all material respects with the Communications Act and all published orders, rules and regulations of the FCC;

          5. Other than matters described in the Registration Statement and the Prospectuses and except as to any other matters relating to the television broadcast industry in general which would not have a Material Adverse Effect, such counsel after due inquiry does not know of (A) any proceedings threatened, pending or contemplated before the FCC against or involving the properties, businesses or Licenses of the Company and the Subsidiaries, or
     (B) any communications laws or regulations of the United States applicable to such properties, businesses or Licenses, which in either case could have a Material Adverse Effect;

          6. To the best of such counsel's knowledge after due inquiry, no event has occurred which permits, or with notice or lapse of time or both would permit, the revocation or non-renewal of any of the FCC Licenses and the KCAL Licenses, assuming the filing of timely license renewal applications and the timely payment of all applicable filing and regulatory fees to the FCC, or which might result in any other material impairment of the rights of the Company or the Subsidiaries in the FCC Licenses or Fidelity in the KCAL Licenses; and

          7. The statements in the Prospectus under the caption "Risk Factors-Government Regulation" and "Business-Federal Regulation of Television Broadcasting" insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein and such counsel does not believe that such statements as of the date of the Prospectus and at Closing Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          In rendering such opinion, counsel may state that it expresses no opinion with respect to any matters other than those arising under the Communications Act and the published rules and regulations promulgated thereunder by the FCC, and may rely as to all matters of fact relevant to such opinion on certificates and written statements of officers and employees of the Company; provided, however, that all such
                                          --------  -------
certificates and statements shall be satisfactory to you in all material respects and attached to such counsel's opinion. In addition, counsel may note that item (ii) above is qualified by the requirement to file certain corporate and loan instruments with the FCC within 30 days of the Closing Time.

                                                                       Exhibit D



          Form of opinion, dated as of Closing Time, of counsel to the Selling Stockholders, substantially to the effect that:

          1. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which I need express no opinion), is necessary or required to be obtained by the Selling Stockholders for the performance by each Selling Stockholder of its obligations under this Agreement, or in connection with the offer, sale or delivery of the Securities.

          2. This Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

          3. The execution, delivery and performance of this Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the Selling Stockholders with its respective obligations under this Agreement have been duly authorized by all necessary action on the part of each of the Selling Stockholders and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of any Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which any Selling Stockholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Stockholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of any Selling Stockholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Stockholder or any of its properties.

          4. Each Selling Stockholder is, and immediately prior to Closing Time will be, the sole registered owner of the Securities to be sold by such Selling Stockholder; upon consummation of the sale of the Securities pursuant to this

Agreement, each of the Underwriters will be the registered owner of the Securities purchased by it from such Selling Stockholder and, assuming the Underwriters purchased the Securities for value in good faith and without notice of any adverse claim, the Underwriters will have acquired all rights of such Selling Stockholder in the Securities free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and the owner of the Securities, if other than such Selling Stockholder, is precluded from asserting against the Underwriters the ineffectiveness of any unauthorized endorsement; and such Selling Stockholder has the full right, power and authority (A) to enter into this Agreement and (B) to sell, transfer and deliver the Securities to be sold by such Selling Stockholder under this Agreement.

          5. Such Selling Stockholder has duly executed and delivered in the form heretofore furnished to the Underwriters the Power of Attorney and Custody Agreement with the Attorneys-in-Fact as attorneys-in-fact and the Custodian as custodian; the Attorneys-in-Fact, or any of them, are authorized to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the U.S. Underwriters to such Selling Stockholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement and the International Purchase Agreement.

          6. Certificates in negotiable form for all Securities to be sold hereunder have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

                                      D-2